                                                                    Exhibit 10.8


                  FORM OF SELECTED INVESTMENT ADVISOR AGREEMENT

      THIS SELECTED INVESTMENT ADVISOR AGREEMENT (the "Agreement") is made and entered into as of the day indicated on Exhibit A attached hereto and by this reference incorporated herein, by and among CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED, a Maryland corporation (the "Company"), CAREY FINANCIAL, LLC a Delaware limited liability company (the "Sales Agent") and the selected investment advisor (the "SIA") identified in Exhibit A hereto.

      WHEREAS, the Company is offering shares of the Company (the "Shares") to the general public, pursuant to a public offering (the "Offering") of the Shares pursuant to a Prospectus (as defined below) filed with the Securities and Exchange Commission (the "SEC");

      WHEREAS, the Sales Agent has agreed to use its best efforts to sell the Shares; and

      WHEREAS, the SIA is an entity, as designated in Exhibit A hereto, organized and presently in good standing in the state or states designated in Exhibit A hereto, presently registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and presently registered or licensed as an investment advisor by the appropriate regulatory agency of each state in which the SIA has clients, or exempt from such registration requirements; and

      WHEREAS, the Company has a currently effective registration statement on Form S-11 (File No. 333-140842), including a final prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (such registration statement, as it may be amended, and the prospectus and exhibits on file with the SEC, as well as any post-effective amendments or supplements to such registration statement and any related registration statement filed under Rule 462(b) of the Securities Act, and any prospectus relating to such registration statements, being herein respectively referred to as the "Registration Statement" and the "Prospectus"); and

      WHEREAS, the offer and sale of the Shares shall be made pursuant to the terms and conditions of the Registration Statement and the Prospectus and, further, pursuant to the terms and conditions of all applicable federal securities laws and the applicable securities laws of all states in which the Shares are offered and sold; and

      WHEREAS, the SIA is willing and desires to provide its clients with information concerning the Shares and the procedures for subscribing for the Shares upon the following terms and conditions;

      NOW, THEREFORE, in consideration of the premises and terms and conditions thereof, it is agreed between the Company, Sales Agent and the SIA as follows.

      1. Purchase of Shares.

      (a) The SIA hereby covenants, warrants and agrees that, in regard to any purchase of the Shares by its clients, it will comply with all of the terms and conditions of the Registration Statement and the Prospectus, all applicable state and federal laws, including Securities Act of 1933, as amended, the Investment Advisers Act of 1940, as amended, and any and all regulations and rules pertaining thereto, heretofore or hereafter issued by the SEC. Neither the SIA nor any other person shall have any authority to give any information or make any representations in connection with the Shares other than as contained in the Registration Statement and Prospectus, as amended and supplemented, and as is otherwise expressly authorized in writing by the Sales Agent.

      (b) Clients of the SIA may, following receipt of written notice by the SIA from the Sales Agent of the effective date of the Registration Statement, purchase the Shares according to all such terms as are contained in the Registration Statement and the Prospectus. The SIA shall comply with all requirements set forth in the Registration Statement and the Prospectus. The SIA shall use and distribute, in connection with the Shares, only the Prospectus and, if necessary, any separate prospectus relating solely to the Company's Distribution Reinvestment and Stock Purchase Plan ("DRIP"), and such sales literature and advertising materials which shall conform in all respects to any restrictions of local law and the applicable requirements of the Securities Act of 1933, as amended, and which has been approved in writing by the Sales Agent. The Sales Agent reserves the right to establish such additional procedures as it may deem necessary to ensure compliance with the requirements of the Registration Statement, and the SIA shall comply with all such additional procedures to the extent that it has received written notice thereof.

      (c) All monies received for purchase of any of the Shares shall be forwarded by the SIA to the Company for delivery to Wells Fargo Bank, National Association (the "Escrow Agent") until subscription proceeds reach $10 million, where such monies will be deposited in an escrow account established by the Company solely for such subscriptions, except that, until such time (if any) that such monies are deliverable to the Company pursuant to the Escrow Agreement between the Company and the Escrow Agent, the SIA shall return any check not made payable to "Wells Fargo Bank, National Association, Escrow Agent" directly to the subscriber who submitted the check. Subscription proceeds in excess of $10 million will be delivered by the Company to the Bank of the West (each of such Bank of the West and Wells Fargo being an "Agent Bank"). Subscriptions will be executed as described in the Registration Statement or as directed by the Company. Each SIA receiving a subscriber's check will deliver such check to the applicable Agent Bank no later than the close of business of the first business day after receipt of the subscription documents by the SIA.

      (d) During the full term of this Agreement the Sales Agent shall have full authority to take such action as it may deem advisable in respect to all matters pertaining to the performance of the SIA under this Agreement.

      (e) The Shares may be purchased by clients of the SIA only where the Shares may be legally offered and sold, only by such persons in such states who shall be legally qualified to purchase the Shares, and only by such persons in such states in which the SIA is registered as an investment advisor or exempt from any applicable registration requirements.

      (f) The SIA shall have no obligation under this Agreement to advise its clients to purchase any of the Shares.

      (g) The SIA will use every reasonable effort to assure that Shares are purchased only by clients who:

            (i) meet the investor suitability standards, including the minimum income and net worth standards established by the Company and set forth in the Prospectus, and minimum purchase requirements set forth in the Registration Statement;

            (ii) can reasonably benefit from an investment in the Company based on each prospective investor's overall investment objectives and portfolio structure;

            (iii) are able to bear the economic risk of the investment based on each prospective investor's overall financial situation; and

            (iv) have apparent understanding of: (a) the fundamental risks of the investment; (b) the risk that the prospective investor may lose the entire investment; (c) the lack of liquidity of the Shares; (d) the restrictions on transferability of the Shares; (e) the background and qualifications of the employees and agents of Carey Asset Management Corp., the advisor to the Company; and (f) the tax consequences of an investment in the Shares.

            (v) The SIA will make the determinations required to be made by it pursuant to subparagraph (g) based on information it has obtained from each prospective investor, including, at a minimum, but not limited to, the prospective investor's age, investment objectives, investment experience, income, net worth, financial situation, other investments of the prospective investor, as well as any other pertinent factors deemed by the SIA to be relevant.

      (h) In addition to complying with the provisions of subparagraph (g) above, and not in limitation of any other obligations of the SIA to determine suitability imposed by state or federal law, the SIA agrees that it will comply fully with the following provisions:

            (i) The SIA shall have reasonable grounds to believe, based upon information provided by the investor concerning his investment objectives, other investments, financial situation and needs, and upon any other information known by the SIA, that (A) each client of the SIA that purchases Shares is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits (including tax benefits) of an investment in the Shares, (B) each client of the SIA that purchases Shares has a fair market net worth sufficient to sustain the risks inherent in an investment in the Shares (including potential loss of investment and lack of liquidity), and (C) the Shares otherwise are or will be a suitable investment for each client of the SIA that purchases Shares, and the SIA shall maintain files disclosing, the basis upon which the determination of suitability was made;

            (ii) The SIA shall not execute any transaction involving the purchase of Shares in a discretionary account without prior written approval of the transactions by the investor;

            (iii) The SIA shall have reasonable grounds to believe, based upon the information made available to it, that all material facts are adequately and accurately disclosed in the Registration Statement and provide a basis for evaluating the Shares;

            (iv) In making the determination set forth in subparagraph (3) above, the SIA shall evaluate items of compensation, physical properties, tax aspects, financial stability and experience of the sponsor, conflicts of interest and risk factors, appraisals, as well as any other information deemed pertinent by it;

            (v) The SIA shall inform each prospective investor of all pertinent facts relating to the liquidity and marketability of the Shares.

      (i) The SIA agrees to retain in its files, for a period of at least six years, information which will establish that each purchaser of Shares falls within the permitted class of investors.

      (j) The SIA either (i) shall not purchase shares for its own account or
(ii) shall hold for investment any Shares purchased for its own account.


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      (k) The SIA hereby confirms that it is familiar with Securities Act
Release No. 4968 and Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith.

      (l) A sale of Shares shall be deemed to be completed only after the Company receives a properly completed subscription agreement for Shares from the SIA evidencing the fact that the investor had received a final Prospectus for a period of not less than five full business days, together with payment of the full purchase price of each purchased Share from a buyer who satisfies each of the terms and conditions of the Registration Statement and Prospectus, and only after such subscription agreement has been accepted in writing by the Company.

      (m) Clients of a SIA who are not being charged direct transaction based fees in connection with the purchase of the Shares by such SIA, shall purchase the Shares net of 6.5% selling commissions and the 2.5% selected dealer fee, at a per Share purchase price of $9.15 which includes a $0.15 per share wholesaling fee payable to the Sales Agent for wholesaling expenses.

      2. Compensation to SIA. The Company and the Sales Agent shall pay no fees, commissions, or other compensation to the SIA.

      3. Association of the Sales Agent with Other Advisors and Dealers. It is expressly understood between the Sales Agent and the SIA that the Sales Agent may cooperate with broker-dealers who are registered as broker-dealers with the Financial Industry Regulatory Authority (the "FINRA") or with other investment advisors registered under the Investment Advisers Act of 1940, as amended. Such broker-dealers and investment advisors may enter into agreements with the Sales Agent on terms and conditions identical or similar to this Agreement and shall receive such rates of commission or other fees as are agreed to between the Sales Agent and the respective broker-dealers and investment advisors and as are in accordance with the terms of the Registration Statement.

      4. Conditions of the SIA's Obligations. The SIA's obligations hereunder are subject, during the full term of this Agreement and the Offering, to (a) the performance by the Sales Agent of its obligations hereunder and compliance by the Sales Agent with the covenants set forth in Section 7 hereof; and (b) the conditions that: (i) the Registration Statement shall become and remain effective; and (ii) no stop order shall have been issued suspending the effectiveness of the Offering.

      5. Conditions to the Sales Agent's Obligations. The obligations of the Sales Agent hereunder are subject, during the full term of this Agreement and the Offering, to the conditions that: (a) at the effective date of the Registration Statement and thereafter during the term of this Agreement while any Shares remain unsold, the Registration Statement shall remain in full force and effect authorizing the offer and sale of the Shares; (b) no stop order suspending the effectiveness of the Offering or other order restraining the offer or sale of the Shares shall have been issued nor proceedings therefor initiated or threatened by any state regulatory agency or the SEC; and (c) the SIA shall have satisfactorily performed all of its obligations hereunder and complied with the covenants set forth in Section 6 hereof.

      6. Covenants of the SIA. The SIA covenants, warrants and represents, during the full term of this Agreement, that:

      (a) The SIA is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and registered or licensed as an investment advisor by the appropriate regulatory agency of each state in which the advisor has clients, or exempt from such registration requirements.


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


      (b) Neither the SIA nor any person associated with the SIA is registered as a broker-dealer or registered representative with the FINRA.

      (c) The SIA shall comply with all applicable federal and state securities laws, including, without limitation, the disclosure requirements of the Investment Advisers Act of 1940, as amended, and the provisions thereof requiring disclosure of the existence of this Agreement and the compensation to be paid to the SIA hereunder.

      (d) The SIA shall maintain the records required by Section 204 of the Investment Advisers Act of 1940, as amended, and Rule 204-2 thereunder in the form and for the periods required thereby.

      (e) The SIA and any person associated with the SIA has complied, in all material respects, with the identification, verification, and documentation sections of the Patriot Act.

      7. Covenants of the Sales Agent. The Sales Agent covenants, warrants and represents, during the full term of this Agreement, that:

      (a) It shall inform the SIA whenever and as soon as it receives or learns of any order issued by the SEC, any state regulatory agency or any other regulatory agency which suspends the effectiveness of the Registration Statement or prevents the use of the Prospectus or which otherwise prevents or suspends the offering or sale of the Shares, or receives notice of any proceedings regarding any such order.

      (b) It shall give the SIA written notice when the Registration Statement becomes effective and shall deliver to the SIA such number of copies of the Prospectus, and any supplements and amendments thereto, which are finally approved by the SEC, as the SIA may reasonably request for sale of the Shares.

      (c) It shall promptly notify the SIA of any post-effective amendments or supplements to the Registration Statement or Prospectus, and shall furnish the SIA with copies of any revised Prospectus and/or supplements and amendments to the Prospectus and/or any prospectus relating solely to the DRIP.

      8. Payment of Costs and Expenses. The SIA shall pay all costs and expenses incident to the performance of its obligations under this Agreement.

      9. Indemnification.

      (a) The SIA agrees to indemnify, defend and hold harmless the Company, the Sales Agent, their affiliates and their or its officers, directors, trustees, employees and agents, against all losses, claims, demands, liabilities and expenses, joint or several, including reasonable legal and other expenses incurred in defending such claims or liabilities, whether or not resulting in any liability to the Company, the Sales Agent, their affiliates and their or its officers, directors, trustees, employees or agents, which they or any of them may incur arising out of (i) the offer or sale (as such term is defined in the Securities Act of 1933, as amended) by the SIA, or any person acting on its behalf, of any Shares pursuant to this Agreement, if such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission of a material fact, other than a statement, omission, or alleged omission by the SIA which is also, as the case may be, contained in or omitted from the Prospectus or the Registration Statement and which statement or omission was not based on information supplied to the Company or the Sales Agent by such SIA;
(ii) the breach by the SIA, or any person acting on its behalf, of any of the terms and conditions of this Agreement; or (iii) the negligence, malpractice or malfeasance of the SIA. This indemnity provision shall survive the termination of this Agreement.

      (b) The Company and the Sales Agent agrees to indemnify, defend and hold harmless the SIA, its officers, directors, employees and agents, against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending such claims or liabilities, which they or any of them may incur, including, but not limited to, alleged violations of the Securities Act of 1933, as amended, but only to the extent that such losses, claims, demands, liabilities and expenses shall arise out of or be based upon
(i) any untrue statement of a material fact contained in the Registration Statement, at the time it became effective with the SEC or in the Prospectus (as from time to time amended or supplemented), or (ii) any omission or alleged omission to state therein a material fact required to be stated in the Prospectus or the Registration Statement at the time it became effective or necessary to make such statements, and any part thereof, not misleading; provided, further, that any such untrue statement, omission or alleged omission is not based on information included in any such document which was supplied to the Company or the Sales Agent, or any officer of the Company or the Sales Agent by such SIA; provided in each case that such claims or liabilities did not arise from SIA's own negligence, malpractice or malfeasance. This indemnity provision shall survive the termination of this Agreement.

      (c) No indemnifying party shall be liable under the indemnity agreements contained in subparagraphs (a) and (b) above unless the party to be indemnified shall have notified such indemnifying party in writing promptly after the summons or other first legal process giving information of the nature of the claim served upon the party to be indemnified, but failure to notify an indemnifying party of any such claim shall not relieve it from any liabilities which it may have to the indemnified party against whom action is brought other than on account of its indemnity agreement contained in subparagraphs (a) and
(b) above. In the case of any such claim, if the party to be indemnified notified the indemnifying party of the commencement thereof as aforesaid, the indemnifying party shall be entitled to participate at its own expense in the defense of such claim. If it so elects, in accordance with arrangements satisfactory to any other indemnifying party or parties similarly notified, the indemnifying party has the option to assume the entire defense of the claim, with counsel who shall be reasonably satisfactory to such indemnified party and all other indemnified parties who are defendants in such action, unless such indemnified parties reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the reasonable fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      10. Term of Agreement. This Agreement shall become effective on the date on which this Agreement is executed by the Company, the Sales Agent and the SIA. The SIA, the Company and the Sales Agent may prevent this Agreement from becoming effective, without liability to any other party to this Agreement, by written notice before the time this Agreement otherwise would become effective. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving thirty (30) days' written notice to the other party; provided, however, that this Agreement shall in any event automatically terminate at the first occurrence of any of the following events: (a) the Registration

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Statement for offer and sale of the Shares shall cease to be effective; (b) the
Offering shall be terminated; or (c) the SIA's license or registration to act as an investment advisor shall be revoked or suspended by any federal, self-regulatory or state agency and such revocation or suspension is not cured within ten (10) days from the date of such occurrence. In any event, this Agreement shall be deemed suspended during any period for which such license is revoked or suspended.

      11. Notices. All notices and communications hereunder shall be in writing and shall be deemed to have been given and delivered when deposited in the United States mail, postage prepaid, registered or certified mail, to the applicable address set forth below.

      If sent to the Company:

            CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED
            50 Rockefeller Plaza
            New York, NY  10020
            Attention:  Office of the General Counsel-Paul Vallo, Esq.

            CAREY FINANCIAL, LLC
            50 Rockefeller Plaza
            New York, NY  100120
            Attention:  Office of the General Counsel-Richard J. Paley, Esq.

      If sent to the SIA: to the person whose name and address are identified in Exhibit A hereto.

      12. Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and shall not be assigned or transferred by the SIA by operation of law or otherwise.

      13. Miscellaneous.

      (a) This Agreement shall be construed in accordance with the applicable laws of the State of New York.

      (b) Nothing in this Agreement shall constitute the SIA as in association with or in partnership with the Company or the Sales Agent.

      (c) The terms of this Agreement may be extended to cover additional offerings of shares of the Company by the execution by the parties hereto of an addendum identifying the shares and registration statement relating to such additional offering. Upon execution of such addendum, the terms "Shares", "Offering", "Registration Statement" and "Prospectus" set forth herein shall be deemed to be amended as set forth in such addendum.

      (d) This Agreement, including Exhibit A hereto, embodies the entire understanding, between the parties to the Agreement, and no variation, modification or amendment to this Agreement shall be deemed valid or effective unless it is in writing and signed by all the parties hereto.

      (e) If any provision of this Agreement shall be deemed void, invalid or ineffective for any reason, the remainder of the Agreement shall remain in full force and effect.

      (f) This Agreement may be executed in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.



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      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year indicated on Exhibit A hereto.



                                         COMPANY

                                         CORPORATE PROPERTY ASSOCIATES 17 -

                                         GLOBAL INCORPORATED


                                         By:
                                             --------------------------------

                                             Print Name:
                                                         --------------------

                                             Title:
                                                    -------------------------

                                         Witness:
                                                  ---------------------------

                                         SALES AGENT

                                         CAREY FINANCIAL, LLC


                                         By:
                                             --------------------------------

                                             Print Name:
                                                         --------------------

                                             Title:
                                                    -------------------------

                                         Witness:
                                                  ---------------------------

                                         SELECTED INVESTMENT ADVISOR


                                         ------------------------------------
                                         (Name of SIA)



                                         By:
                                             --------------------------------

                                             Print Name:
                                                         --------------------

                                             Title:
                                                    -------------------------

                                         Witness:
                                                  ---------------------------

                                    EXHIBIT A
                                       TO
                      SELECTED INVESTMENT ADVISOR AGREEMENT

      This Exhibit A is attached to and made a part of that certain Selected Investment Advisor Agreement, dated as of the ______ day of _______,_____, by and among Corporate Property Associates 17 - Global Incorporated, as Company, Carey Financial, LLC, as Sales Agent and ____________________________, as Selected Investment Advisor.

1.    Date of Agreement:________________________________________________________

2.    Identity of Selected Investment Advisor:__________________________________

      Name:_____________________________________________________________________

      Type of Entity:___________________________________________________________

      (To be completed by the Selected Investment Advisor, e.g., corporation, partnership or sole proprietorship.)

      State Organized in:_______________________________________________________
                            (To be completed by Selected Investment Advisor)

      Qualified To Do Business and in Good Standing in the Following Jurisdictions (including your state of organization). (Note: Qualification to do business in any jurisdiction is generally a requirement imposed by the secretary of state or other authority of jurisdictions in which you do business, and is not related to your holding a license as an investment advisor in such jurisdictions. Questions concerning this matter should be directed to you or your legal counsel.)

________________________________________________________________________________

________________________________________________________________________________
(To be completed by the Selected Investment Advisor)

Registered as an Investment Advisor in The Following States:

________________________________________________________________________________

________________________________________________________________________________
(To be completed by the Selected Investment Advisor)


3.    Name and Address for Notice Purposes (see Paragraph 11 of Agreement):

      Name:_____________________________________________________________________

      Title:____________________________________________________________________

      Company:__________________________________________________________________

      Address:__________________________________________________________________


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      City, State and Zip Code:_________________________________________________

      Telephone Number (including area code):___________________________________

4.    Please complete the following for our records:____________________________

      (a)   How many registered investment advisors are with your firm?_________

      PLEASE ENCLOSE A CURRENT LIST. ALL INFORMATION WILL BE HELD IN CONFIDENCE.

      (b)   Does your firm publish a newsletter?  Yes _____  No ____

            What is/are the frequency of the publication(s)?

            _____ Weekly        _____ Monthly       _____ Quarterly

            _____ Bi-weekly     _____ Bi-monthly    _____ Other (please specify)

      PLEASE PLACE CPA(R):17 - GLOBAL AND CAREY FINANCIAL, LLC ON YOUR MAILING LIST AND PROVIDE A SAMPLE OF THE PUBLICATION IF AVAILABLE.

      (c) Does your firm have regular internal mailings, or bulk package mailings to its registered investment advisors?

            Yes _____  No _____

      PLEASE PLACE CPA(R):17 - GLOBAL AND CAREY FINANCIAL, LLC ON YOUR MAILING LIST AND PROVIDE A SAMPLE OF THE PUBLICATION IF AVAILABLE.

      (d) Does your firm have a computerized electronic mail (E-Mail) system for your registered investment advisors?

            Yes _____  No _____

            If so, please provide e-mail address: ______________________________

      (e)   Website address:____________________________________________________

            Person responsible: ________________________________________________



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